Exhibit 99.1

January 28, 2010

JANUS CAPITAL GROUP INC. ANNOUNCES

FOURTH QUARTER AND YEAR-END 2009 RESULTS

Fourth quarter earnings from continuing operations of $0.20 per diluted share;

Full-year loss of $4.55 per diluted share, including impairment charges of $4.90 per diluted share

Long-term net flows were breakeven for the quarter;

Long-term net inflows of $0.9 billion for the year

75%, 88% and 86% of complex-wide mutual funds outperformed their

Lipper peer group medians for 1-, 3- and 5-years(1)

DENVER — Janus Capital Group Inc. (“JCG”) (NYSE: JNS) today reported fourth quarter net income from continuing operations of $37.0 million, or $0.20 per diluted share, compared with net income from continuing operations of $8.2 million, or $0.05 per diluted share, in the third quarter 2009 and net income from continuing operations of $7.8 million, or $0.05 per diluted share, in the fourth quarter 2008. Third quarter 2009 included a net $0.10 charge per diluted share as a result of severance associated with the former CEO and legal settlements with former employees, partially offset by the realized gain following the completion of the debt tender.  The fourth quarter 2008 included a charge of $0.07 per diluted share from the mark-to-market loss on seed capital investments.

For the full-year 2009, net loss from continuing operations totaled $757.1 million, or $4.55 per diluted share, compared with net income from continuing operations of $138.4 million, or $0.86 per diluted share for 2008.  Full-year 2009 included a net $5.03 charge per diluted share as a result of goodwill and intangible asset impairment charges, legal settlements and severance, partially offset by the gain associated with the debt tender.

The company’s operating margin for the fourth quarter 2009 was 30.2% compared with 13.0% for the third quarter 2009 and 25.5% for the fourth quarter 2008.

(1) Relative performance analysis is based on ratings and rankings for the share class with the longest performance history, Class J, S or I Shares in the Janus retail fund (“JIF”) trust, and on Janus Aspen Series (“JAS”) Institutional Shares.  Complete Lipper rankings are based on total returns and are on pages 10 and 11.

Flows and Assets Under Management

Average assets under management during the fourth quarter increased 8.5% to $155.2 billion compared with $143.1 billion during the third quarter 2009.  At December 31, 2009, the company’s total assets under management were $159.7 billion compared with $151.8 billion at September 30, 2009 and $123.5 billion at December 31, 2008.

The increase in firmwide assets during the fourth quarter 2009 reflects $8.0 billion of net market appreciation and breakeven net flows.  Janus and Perkins long-term net inflows totaled $1.5 billion and $0.9 billion, respectively, while INTECH long-term net outflows totaled $2.4 billion.  The increase in year-over-year assets was primarily the result of $41.5 billion of net market appreciation.

Investment Performance

Relative long-term investment performance remained strong with 75%, 88% and 86% of complex-wide mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of December 31, 2009.(2)  In addition, 51% of complex-wide mutual funds have a 4- or 5-star Overall Morningstar RatingTM at December 31, 2009.(3)

Janus-managed equity mutual funds continue to outperform the majority of peers with  89%, 94% and 88% of equity mutual funds ranking in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of December 31, 2009.(2)  Additionally, 25%, 100% and 100% of Janus-managed fixed income funds ranked in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, for the same time period.(2)

INTECH continued to underperform over the short- and intermediate-term, with 0%, 50% and 67% of strategies surpassing their respective benchmarks, net of fees, over the one-, three-, and five-year periods, as of December 31, 2009.

(2) Relative performance analysis is based on ratings and rankings for the share class with the longest performance history, Class J, S or I Shares in the Janus retail fund (“JIF”) trust, and on Janus Aspen Series (“JAS”) Institutional Shares.  Complete Lipper rankings are based on total returns and are on pages 10 and 11.

(3) Funds included in the analysis reflect the share class with the longest performance history, and include Janus Retail (“JIF”) Class J, S and I Shares and Janus Aspen Series (“JAS”) Institutional Shares.  Morningstar rankings are based on risk-adjusted returns.  Complete Morningstar ratings are on pages 12-13.

Perkins continues to deliver strong long-term investment performance with 75%, 100% and 100% of mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis as of December 31, 2009.

“As I transition my responsibilities as interim CEO to Dick Weil, I’m confident that Janus Capital Group has a very bright future,” said Tim Armour, interim CEO.  Armour, who will return to serving as a member of the Janus Capital Group board commented that “Dick brings a wealth of global experience to the role and has demonstrated that he has the vision and leadership to build a world-class organization.”

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended		Year Ended
	December 31,	September 30,	December 31,	December 31,
	2009	2009	2009	2008

Continuing Operations (Investment Management)
Average Assets (in billions)	$155.2	$143.1	$134.5	$174.2
Ending AUM (in billions)	$159.7	$151.8	$159.7	$123.5
Revenues	$250.6	$227.6	$848.7	$1,037.9
Operating Expenses	$174.9	$198.0	$1,526.2	$704.8
Operating Income (Loss)	$75.7	$29.6	$(677.5)	$333.1
Operating Margin	30.2%	13.0%	-79.8%	32.1%

Net Income (Loss)	$37.0	$8.2	$(757.1)	$138.4

Diluted Earnings (Loss) per Share	$0.20	$0.05	$(4.55)	$0.86

Fourth quarter 2009 revenues of $250.6 million increased 10.1% from the previous quarter due to higher average assets under management driven primarily by favorable market conditions and from separate account performance fees.  Operating expenses decreased $23.1 million, or 11.7%, primarily as a result of severance associated with the former CEO and legal settlements with former employees, included in the third quarter, partially offset by higher variable expenses in the fourth quarter.

Capital and Liquidity

At December 31, 2009, JCG had stockholders’ equity of $1.0 billion, cash and investments of $432 million and $792 million of outstanding debt.

Fourth Quarter 2009 Earnings Call Information

JCG will discuss its results during a conference call on Thursday, January 28 at 10 a.m. Eastern Standard Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Janus Capital Group Inc. (JCG) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (Janus), INTECH Investment Management LLC (INTECH) and Perkins Investment Management LLC (Perkins). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and risk-managed equities, fixed income and alternatives through one common distribution platform.

At the end of December 2009, JCG managed $159.7 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in London, Milan, Munich,  Singapore, Hong Kong, Tokyo and Melbourne.

Contacts:

Shelley Peterson, 303-316-5625

John Groneman, 303-336-7466

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call JCG at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

This presentation should not be considered sales material and is not an offer or a solicitation for any securities.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC.

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate”, “forecast” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. These statements are based on the beliefs and assumptions of Company management based on information currently available to management.

Various risks, uncertainties, assumptions and factors that could cause future results to differ materially from those expressed by the forward-looking statements included in this press release include, but are not limited to, risks specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 included under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplements, dated July 17, 2009, to the Registration Statement of Form S-3 (Registration No. 333-145310) and in other filings and furnishings made by the Company with the SEC from time to time. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. Many of these factors are beyond the control of the Company and its management. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
Revenues:
Investment management fees	$202.0	$185.4	$142.5	$684.0	$826.7
Performance fees	11.6	7.4	1.6	28.9	27.6
Shareowner servicing fees and other	37.0	34.8	33.0	135.8	183.6
Total	250.6	227.6	177.1	848.7	1,037.9

Operating Expenses:
Employee compensation and benefits	82.5	85.7	53.3	296.6	317.9
Long-term incentive compensation	14.1	19.5	8.2	61.0	43.5
Marketing and advertising	7.5	6.5	8.6	27.8	33.1
Distribution	32.9	29.2	23.9	107.6	134.9
Depreciation and amortization	10.3	8.7	9.5	35.9	40.2
General, administrative and occupancy	27.6	48.4	28.4	140.6	135.2
Goodwill and intangible asset impairments	—	—	—	856.7	—
Total	174.9	198.0	131.9	1,526.2	704.8

Operating Income (Loss)	75.7	29.6	45.2	(677.5)	333.1

Interest expense	(15.8)	(18.6)	(18.9)	(74.0)	(75.5)
Investment gains (losses), net	0.4	0.9	(21.6)	(5.6)	(60.4)
Other income, net	0.4	0.1	3.0	0.9	9.6
Gain on early extinguishment of debt	—	5.8	—	5.8	—
Income tax provision	(20.2)	(6.0)	(3.3)	6.3	(68.8)
Equity in earnings of unconsolidated affiliate	—	—	2.2	—	9.0

Income (Loss) from Continuing Operations	40.5	11.8	6.6	(744.1)	147.0
Loss from Discontinued Operations	—	—	—	—	(1.5)

Net income (loss)	40.5	11.8	6.6	(744.1)	145.5
Noncontrolling interest	(3.5)	(3.6)	1.2	(13.0)	(8.6)

Net income (loss) attributable to JCG	$37.0	$8.2	$7.8	$(757.1)	$136.9

Diluted weighted average shares outstanding (in millions)	181.7	176.6	156.4	166.5	160.7

Diluted earnings per share attributable to JCG common shareholders:
Continuing operations	$0.20	$0.05	$0.05	$(4.55)	$0.86
Discontinued operations	—	—	—	—	(0.01)
Diluted earnings per share	$0.20	$0.05	$0.05	$(4.55)	$0.85

Amounts attributable to JCG common shareholders:
Income (Loss) from Continuing Operations	$37.0	$8.2	$7.8	$(757.1)	$138.4
Loss from Discontinued Operations	—	—	—	—	(1.5)

Net income	$37.0	$8.2	$7.8	$(757.1)	$136.9

Average Assets Under Management (in billions)	$155.2	$143.1	$124.3	$134.5	$174.2

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	December 31,	December 31,
	2009	2008
Assets
Cash and cash equivalents	$324.7	$282.6
Marketable securities	106.8	125.3
Other assets	276.7	236.2
Property and equipment, net	48.4	51.1
Intangibles and goodwill, net	1,773.7	2,641.5
Total Assets	$2,530.3	$3,336.7

Liabilities and Stockholders’ Equity
Debt	$792.0	$1,128.0
Other liabilities	325.7	303.8
Deferred income taxes	390.1	388.1
Stockholders’ equity	1,022.5	1,516.8
Total Liabilities and Stockholders’ Equity	$2,530.3	$3,336.7

UNAUDITED CONDENSED CONSOLIDATED

CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008
Cash provided by (used in)
Operating activities	$95.6	$60.9	$70.1	$176.5	$238.2
Investing activities	(6.3)	14.4	(82.6)	(9.6)	(148.8)
Financing activities	(1.0)	(57.6)	(2.5)	(124.8)	(287.5)
Net change during period	$88.3	$17.7	$(15.0)	$42.1	$(198.1)

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended			Year Ended
	December 31, 2009	September 30, 2009	December 31, 2008	December 31, 2009	December 31, 2008
Growth/Blend
Beginning of period assets	$65.1	$56.4	$66.2	$49.5	$83.5
Sales	2.9	3.4	3.8	12.1	24.1
Redemptions	3.0	3.4	5.1	12.4	21.4
Net sales (redemptions)	(0.1)	—	(1.3)	(0.3)	2.7
Market / fund performance	3.6	8.7	(15.4)	19.4	(36.7)
End of period assets	$68.6	$65.1	$49.5	$68.6	$49.5

Global/International
Beginning of period assets	$18.2	$14.7	$15.7	$10.9	$24.9
Sales	1.4	1.2	0.5	4.3	3.4
Redemptions	0.8	0.7	1.3	2.6	5.8
Net sales (redemptions)	0.6	0.5	(0.8)	1.7	(2.4)
Market / fund performance	0.6	3.0	(4.0)	6.8	(11.6)
End of period assets	$19.4	$18.2	$10.9	$19.4	$10.9

Mathematical/Quantitative (1)
Beginning of period assets	$47.3	$43.8	$55.6	$42.4	$69.7
Sales	2.2	1.1	1.8	5.8	12.3
Redemptions	4.6	3.6	2.8	11.4	14.0
Net sales (redemptions)	(2.4)	(2.5)	(1.0)	(5.6)	(1.7)
Market / fund performance	3.1	6.0	(12.2)	11.2	(25.6)
End of period assets	$48.0	$47.3	$42.4	$48.0	$42.4

Fixed Income
Beginning of period assets	$5.6	$4.4	$3.4	$3.2	$4.9
Sales	1.5	1.3	0.5	4.5	1.5
Redemptions	0.5	0.4	0.6	1.7	3.1
Net sales (redemptions)	1.0	0.9	(0.1)	2.8	(1.6)
Market / fund performance	0.2	0.3	(0.1)	0.8	(0.1)
End of period assets	$6.8	$5.6	$3.2	$6.8	$3.2

Alternatives
Beginning of period assets	$0.3	$0.3	$0.8	$0.5	$0.8
Sales	0.1	—	—	0.1	0.8
Redemptions	0.1	0.1	0.2	0.4	0.8
Net sales (redemptions)	—	(0.1)	(0.2)	(0.3)	—
Market / fund performance	—	0.1	(0.1)	0.1	(0.3)
End of period assets	$0.3	$0.3	$0.5	$0.3	$0.5

Value (2)
Beginning of period assets	$13.5	$11.0	$10.9	$9.1	$10.1
Sales	2.1	1.6	1.7	6.6	6.3
Redemptions	1.2	1.0	1.3	4.0	4.0
Net sales (redemptions)	0.9	0.6	0.3	2.6	2.3
Market / fund performance	0.5	1.9	(2.2)	3.2	(3.3)
End of period assets	$14.9	$13.5	$9.1	$14.9	$9.1

Money Market
Beginning of period assets	$1.8	$2.0	$7.9	$7.9	$12.8
Sales	0.2	0.2	15.6	3.6	91.7
Redemptions	0.3	0.4	15.6	9.8	96.5
Net sales (redemptions)	(0.1)	(0.2)	—	(6.2)	(5.0)
Market / fund performance	—	—	—	—	—
End of period assets	$1.7	$1.8	$7.9	$1.7	$7.9

Total Company
Beginning of period assets	$151.8	$132.6	$160.5	$123.5	$206.7
Sales	10.4	8.8	23.9	37.0	140.1
Redemptions	10.5	9.6	26.9	42.3	145.7
Net sales (redemptions)	(0.1)	(0.8)	(3.0)	(5.3)	(5.6)
Market / fund performance	8.0	20.0	(34.0)	41.5	(77.6)
End of period assets	$159.7	$151.8	$123.5	$159.7	$123.5

Total Excluding Money Market
Beginning of period assets	$150.0	$130.6	$152.7	$115.6	$194.0
Sales	10.2	8.6	8.3	33.4	48.5
Redemptions	10.2	9.2	11.3	32.5	49.1
Net sales (redemptions)	—	(0.6)	(3.0)	0.9	(0.6)
Market / fund performance	8.0	20.0	(34.0)	41.5	(77.6)
End of period assets	$158.0	$150.0	$115.6	$158.0	$115.6

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented.  Therefore totals and subtotals may not foot.

Notes:

(1)          Represents all assets managed by INTECH Investment Management LLC.

(2)          Represents all assets managed by Perkins Investment Management LLC.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based on Total Returns as of 12/31/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds - Share Class
Janus Twenty Fund - J (1)	Dec-07	Large-Cap Growth Funds	14	111 / 814	1	2 / 702	1	3 / 582	41	127 / 310	38		286 / 766
Janus Fund - J	Oct-07	Large-Cap Growth Funds	36	290 / 814	35	246 / 702	27	154 / 582	67	207 / 310	40		301 / 754
Janus Forty Fund -S	Dec-07	Large-Cap Growth Funds	13	105 / 814	3	17 / 702	1	4 / 582	7	19 / 310	53		404 / 766
Janus Orion Fund - J	Dec-07	Multi-Cap Growth Funds	8	36 / 459	16	57 / 378	3	9 / 310	—	—	57		238 / 418
Janus Research Fund - J	Jan-06	Large-Cap Growth Funds	16	124 / 814	17	117 / 702	14	78 / 582	76	235 / 310	12		77 / 652
Janus Enterprise Fund - J	Oct-07	Mid-Cap Growth Funds	41	191 / 474	25	103 / 425	14	47 / 353	93	166 / 178	26		115 / 448
Janus Venture Fund - J (1)	Jan-97	Small-Cap Growth Funds	7	36 / 540	47	220 / 472	30	116 / 397	84	181 / 217	20		25 / 125
Janus Triton Fund - J	Jun-06	Small-Cap Growth Funds	10	53 / 540	2	9 / 472	—	—	—	—	1		4 / 450
INTECH RM Growth Fund - S	Jan-03	Multi-Cap Growth Funds	62	283 / 459	76	285 / 378	82	252 / 310	—	—	82		227 / 279

Core Funds - Share Class
Janus Growth and Income Fund - J	Nov-07	Large-Cap Core Funds	7	60 / 906	40	304 / 773	37	240 / 653	68	252 / 374	48		388 / 820
Janus Contrarian Fund - J	Feb-00	Multi-Cap Core Funds	22	170 / 795	46	308 / 683	6	29 / 519	—	—	17		37 / 227
Janus Balanced Fund - J	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	43	219 / 509	1	1 / 412	1	1 / 311	19	28 / 148	1		1 / 338
Janus Research Core Fund - J	Nov-07	Large-Cap Core Funds	9	74 / 906	40	302 / 773	15	98 / 653	35	129 / 374	57		466 / 820
INTECH RM Core Fund - J	Feb-03	Multi-Cap Core Funds	83	656 / 795	68	464 / 683	60	312 / 519	—	—	48		182 / 386

Global/International Funds - Share Class
Janus Overseas Fund - J	Jun-03	International Funds	1	2 / 1275	1	7 / 975	1	1 / 700	13	48 / 386	1		1 / 611
Janus Worldwide Fund - J	Apr-09	Global Funds	27	142 / 544	64	239 / 378	74	211 / 287	96	137 / 143		‡
Janus Global Technology Fund - J	Jan-06	Global Science/Technology Funds	65	50 / 77	33	21 / 64	26	15 / 58	90	18 / 19	43		27 / 63
Janus Global Life Sciences Fund - J	Apr-07	Global Health/Biotechnology Funds	18	8 / 45	8	3 / 41	33	12 / 36	79	15 / 18	10		4 / 42
Janus Global Research Fund - J	Feb-05	Global Funds	12	65 / 544	10	36 / 378	—	—	—	—	4		11 / 292
Janus Global Opportunities Fund - J	Apr-05	Global Funds	49	266 / 544	33	122 / 378	65	185 / 287	—	—	65		201 / 313
Janus International Equity Fund - I	Nov-06	International Funds	5	55 / 1275	2	14 / 975	—	—	—	—	2		14 / 937
INTECH RM International Fund - I	May-07	International Funds	80	1019 / 1275	—	—	—	—	—	—	54		551 / 1025
Janus International Forty Fund - I	May-08	International Funds	1	7 / 1275	—	—	—	—	—	—	27		310 / 1154

Value Funds - Share Class
Perkins Mid Cap Value Fund - J	Aug-98	Mid-Cap Value Funds	76	191 / 251	6	11 / 210	5	8 / 161	4	2 / 61	3		1 / 48
Perkins Small Cap Value Fund - J (1)	Feb-97	Small-Cap Core Funds	27	198 / 756	1	6 / 631	4	18 / 522	12	32 / 269	4		5 / 128
INTECH RM Value Fund - I	Dec-05	Multi-Cap Value Funds	83	292 / 351	54	153 / 285	—	—	—	—	54		133 / 249
Perkins Large Cap Value Fund - I	Dec-08	Large-Cap Value Funds	31	160 / 527	—	—	—	—	—	—	31		160 / 527

Income Funds - Share Class
Janus Flexible Bond Fund - J	May-07	Intermediate Investment Grade Debt Funds	52	285 / 549	6	25 / 458	7	24 / 395	18	39 / 219	7		30 / 477
Janus Short-Term Bond Fund - J	May-07	Short Investment Grade Debt Funds	59	144 / 246	2	4 / 223	2	3 / 176	13	12 / 94	3		6 / 231
Janus High-Yield Fund - J	Dec-03	High Current Yield Funds	76	347 / 459	25	98 / 391	17	56 / 341	16	33 / 207	23		70 / 313

Alternative Funds - Share Class
Janus Long/Short Fund - I	Aug-06	Long/Short Equity Funds	85	104 / 122	40	22 / 54	—	—	—	—	26		11 / 42
Janus Global Real Estate Fund - I	Nov-07	Global Real Estate Funds	3	2 / 80	—	—	—	—	—	—	2		1 / 67

Asset Allocation Funds - Share Class
Janus SP-Growth - J	Dec-05	Mixed-Asset Targe Alloc. Growth Funds	7	43 / 649	6	32 / 549	—	—	—	—	3		13 / 497
Janus SP-Moderate - J	Dec-05	Mixed-Asset Target Alloc. Mod Funds	10	49 / 509	1	3 / 412	—	—	—	—	2		6 / 369
Janus SP-Conservative - J	Dec-05	Mixed-Asset Targe Alloc. Cons Funds	22	97 / 441	4	13 / 361	—	—	—	—	2		5 / 304
Janus Modular Portfolio Construction Fund - I	Sep-08	Mixed-Asset Targe Alloc. Growth Funds	27	172 / 649	—	—	—	—	—	—	44		276 / 636

Data presented reflects past performance, which is no guarantee of future results.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)	Closed to new investors.
‡	In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series (“JAS”) Institutional Shares

			Lipper Rankings Based on Total Returns as of 12/31/09
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Forty Portfolio	Oct-07	Large-Cap Growth	58	131 / 228	36	73 / 207	33	63 / 191	60	51 / 85	40		84 / 214
Janus Portfolio	Dec-07	Large-Cap Growth	10	21 / 228	1	1 / 207	2	3 / 191	12	10 / 85	52		114 / 219
Enterprise Portfolio	Oct-07	Multi-Cap Growth	29	34 / 120	40	40 / 101	22	19 / 87	78	31 / 39	34		36 / 105

Core Funds
Balanced Portfolio	Apr-05	Mixed-Asset Target Alloc Moderate	28	49 / 179	1	1 / 122	2	1 / 81	25	12 / 48	2		1 / 93
Growth and Income Portfolio	Nov-07	Large-Cap Core	4	9 / 225	19	39 / 210	22	39 / 181	67	62 / 92	21		43 / 213
Fundamental Equity Portfolio	Nov-07	Large-Cap Core	10	22 / 225	23	47 / 210	15	26 / 181	32	29 / 92	51		108 / 213

Global/International Funds
Worldwide Growth Portfolio	Apr-09	Global	39	53 / 135	58	57 / 98	83	62 / 74	86	36 / 41		‡
International Growth Portfolio	Jun-03	International	1	1 / 274	1	2 / 227	1	1 / 195	7	7 / 99	1		1 / 179
Global Life Sciences Portfolio	Jan-06	Science & Technology	55	31 / 56	34	18 / 53	25	13 / 51	—	—	34		18 / 53
Global Technology Portfolio	Oct-04	Health/Biotechnology	39	14 / 35	9	3 / 34	24	7 / 29	—	—	17		5 / 29

Value Funds
Perkins Mid Cap Value Portfolio	May-03	Multi-Cap Core	28	64 / 233	2	3 / 187	2	2 / 126	—	—	1		1 / 104

Income Funds
Flexible Bond Portfolio	May-07	Intermediate Investment Grade Debt	44	33 / 75	15	10 / 67	19	11 / 60	17	5 / 30	14		9 / 68

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Data presented reflects past performance, which is no guarantee of future results.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Note:

‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund -Series	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Janus Twenty - J(1)	US OE Large Growth Funds	««««	1548	«««««	1548	«««««	1276	««	698
Janus - J	US OE Large Growth Funds	«««	1548	«««	1548	«««	1276	««	698
Janus Forty - S	US OE Large Growth Funds	«««««	1548	«««««	1548	«««««	1276	««««	698
Janus Research - J	US OE Large Growth Funds	«««	1548	«««	1548	«««	1276	««	698
Janus Enterprise - J	US OE Mid-Cap Growth Funds	««	727	«««	727	««««	631	«	338
Janus Venture - J(1)	US OE Small Growth Funds	««	669	«««	669	«««	563	«	317
Janus Growth & Income - J	US OE Large Growth Funds	«««	1548	««	1548	«««	1276	«««	698
Janus Balanced - J	US OE Moderate Allocation Funds	«««««	953	«««««	953	«««««	786	««««	441
Janus Research Core - J	US OE Large Growth Funds	«««	1548	««	1548	«««	1276	««««	698
Janus Overseas - J	US OE Foreign Large Growth Funds	««««	206	««««	206	«««««	149	««««	80
Janus Worldwide - J	US OE World Stock Funds	««	542	«««	542	««	447	«	251
Janus Global Technology - J	US OE Technology Funds	«««	194	«««	194	««««	183	«««	92
Janus Global Life Sciences - J	US OE Health Funds	«««	157	««««	157	«««	143	««	68
Perkins Mid Cap Value - J	US OE Mid-Cap Value Funds	«««««	356	«««««	356	«««««	250	«««««	84
Perkins Small Cap Value - J(1)	US OE Small Value Funds	«««««	310	«««««	310	«««««	245	««««	131
Janus Flexible Bond - J	US OE Intermediate-Term Bond Funds	«««««	978	«««««	978	«««««	866	««««	496
Janus Short-Term Bond - J	US OE Short-Term Bond Funds	«««««	384	«««««	384	«««««	318	««««	168
Janus High-Yield - J	US OE High Yield Bond Funds	««««	475	««««	475	««««	411	««««	258
Janus Orion - J	US OE Mid-Cap Growth Funds	««««	727	«««	727	«««««	631		N/A
INTECH Risk-Managed Growth - S	US OE Large Growth Funds	««	1548	««	1548	««	1276		N/A
Janus Contrarian - J	US OE Large Blend Funds	«««	1757	««	1757	««««	1376		N/A
INTECH Risk-Managed Core - J	US OE Large Blend Funds	«««	1757	«««	1757	«««	1376		N/A
Janus Global Opportunities - J	US OE World Stock Funds	«««	542	««««	542	«««	447		N/A
Janus Triton - J	US OE Small Growth Funds	«««««	669	«««««	669		N/A		N/A
Janus Global Research - J	US OE World Stock Funds	««««	542	««««	542		N/A		N/A
INTECH Risk-Managed Value - I	US OE Large Value Funds	«««	1104	«««	1104		N/A		N/A
Janus Long/Short - I	US OE Long-Short Funds	«««	118	«««	118		N/A		N/A
Janus Smart Portfolio Conservative - J	US OE Conservative Allocation Funds	«««««	522	«««««	522		N/A		N/A
Janus Smart Portfolio Growth - J	US OE Moderate Allocation Funds	«««	953	«««	953		N/A		N/A
Janus Smart Portfolio Moderate - J	US OE Moderate Allocation Funds	«««««	953	«««««	953		N/A		N/A
Janus International Equity - I	US OE Foreign Large Growth Funds	«««««	206	«««««	206		N/A		N/A
INTECH Risk-Managed Intl - I	US OE Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Janus International Forty - I	US OE Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Janus Global Real Estate - I	US OE Global Real Estate Funds		N/A		N/A		N/A		N/A
Janus Modular Portfolio Construction - I	US OE Moderate Allocation Funds		N/A		N/A		N/A		N/A
Perkins Large Cap Value I	US OE Large Value Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 or 5 Stars		48.4%		51.6%		56.5%		50.0%

Data presented reflects past performance, which is no guarantee of future results.   © 2009 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)                                       Closed to new investors.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	US OE Moderate Allocation Funds	«««««	953	«««««	953	«««««	786	««««	441
Flexible Bond Fund	US OE Intermediate-Term Bond Funds	«««««	978	«««««	978	«««««	866	««««	496
Forty Fund	US OE Large Growth Funds	«««««	1548	«««««	1548	«««««	1276	««««	698
Research Core Fund	US OE Large Growth Funds	«««	1548	««	1548	«««	1276	««««	698
Growth & Income Fund	US OE Large Growth Funds	«««	1548	«««	1548	«««	1276	«««	698
Overseas Fund	US OE Foreign Large Growth Funds	«««««	206	«««««	206	«««««	149	««««	80
Worldwide Fund	US OE World Stock Funds	««	542	«««	542	««	447	«	251
Janus Fund	US OE Large Growth Funds	«««	1548	«««	1548	««««	1276	««	698
Enterprise Fund	US OE Mid-Cap Growth Funds	««	727	«««	727	««««	631	«	338
Global Life Sciences Fund	US OE Health Funds	««««	157	««««	157	««««	143		N/A
Global Technology Fund	US OE Technology Funds	««««	194	«««	194	««««	183		N/A
Perkins Mid Cap Value Fund	US OE Mid-Cap Value Funds	«««««	356	«««««	356	«««««	250		N/A

Percent of funds rated 4 / 5 Stars		58.3%		50.0%		75.0%		55.6%

Data presented reflects past performance, which is no guarantee of future results.  © 2009 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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